UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2024

Savers Value Village, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41733	83-4165683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 462-1515
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001	SVV	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2024, Evergreen Acqco GP LLC, S-Evergreen Holding Corp., Evergreen AcqCo 1 LP (the “US Borrower”), Value Village Canada Inc. (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), each a subsidiary of Savers Value Village, Inc., and certain of their subsidiaries entered into an amendment (the “Third Amendment”) to the Borrowers’ Credit Agreement, dated as of April 26, 2021 (as amended from time to time, including by that certain First Amendment, dated as of November 8, 2021, and that certain Second Amendment, dated as of November 23, 2022, the “Existing Credit Agreement”, the Existing Credit Agreement as amended by the Third Amendment, the “Credit Agreement”), among the Borrowers, S-Evergreen Holding Corp., Evergreen Acqco GP LLC, the lenders party thereto, the subsidiary guarantors party thereto and KKR Loan Administration Services LLC, as administrative agent and collateral agent.

Among other things, the Third Amendment (i) removes the credit spread adjustment with respect to term loan borrowings in Term SOFR (as defined in the Credit Agreement), (ii) reduces the Applicable Rate (as defined in the Credit Agreement) on the Borrowers’ existing term loans to 4.00% for Term SOFR borrowings and 3.00% for Base Rate (as defined in the Credit Agreement) borrowings, (iii) revises the leverage-based pricing grid applicable to term loan borrowings and (iv) provides for a 0.25% reduction of the Applicable Rate applicable to term loan borrowings if the Borrowers achieves certain public corporate family ratings.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2024

SAVERS VALUE VILLAGE, INC.

By:	/s/ Jay Stasz
	Name:	Jay Stasz
	Title:	Chief Financial Officer and Treasurer